Exhibit 99.2

THE PNC FINANCIAL SERVICES GROUP, INC.

FINANCIAL SUPPLEMENT
SECOND QUARTER 2026
(Unaudited)

THE PNC FINANCIAL SERVICES GROUP, INC.
FINANCIAL SUPPLEMENT
SECOND QUARTER 2026
(UNAUDITED)

The information contained in this Financial Supplement is preliminary, unaudited and based on data available on July 15, 2026. This information speaks only as of the particular date or dates included in the schedules. We do not undertake any obligation to, and disclaim any duty to, correct or update any of the information provided in this Financial Supplement. Our future financial performance is subject to risks and uncertainties as described in our United States Securities and Exchange Commission (SEC) filings.

BUSINESS
PNC is one of the largest diversified financial services companies in the United States (U.S.) and is headquartered in Pittsburgh, Pennsylvania. PNC has businesses engaged in retail banking, corporate and institutional banking and asset management, providing many of its products and services nationally. PNC's retail branch network is located coast-to-coast. PNC also has strategic international offices in four countries outside the U.S.

ACQUISITION OF FIRSTBANK HOLDING COMPANY
On January 5, 2026, PNC completed its acquisition of FirstBank Holding Company, including its banking subsidiary FirstBank. At close, FirstBank had $26 billion of assets, $16 billion of loans and $23 billion of deposits. Effective January 5, 2026, FirstBank’s financial results are included in PNC’s consolidated operations.

As of June 22, 2026, PNC converted approximately 780,000 customers, more than 1,600 employees and 95 branches across Colorado and Arizona, merging FirstBank into PNC Bank. Our first quarter 2026 Form 10-Q included additional information on this acquisition.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 1

Table 1: Consolidated Income Statement (Unaudited)

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
In millions, except per share data	2026	2026	2025	2025	2025	2026	2025
Interest Income
Loans	$4,986	$4,792	$4,640	$4,751	$4,609	$9,778	$9,081
Investment securities	1,263	1,202	1,188	1,211	1,151	2,465	2,275
Other	445	450	552	565	510	895	1,044
Total interest income	6,694	6,444	6,380	6,527	6,270	13,138	12,400
Interest Expense
Deposits	1,682	1,735	1,864	1,980	1,845	3,417	3,653
Borrowed funds	905	748	785	899	870	1,653	1,716
Total interest expense	2,587	2,483	2,649	2,879	2,715	5,070	5,369
Net interest income	4,107	3,961	3,731	3,648	3,555	8,068	7,031
Noninterest Income
Asset management and brokerage	440	420	411	404	391	860	782
Capital markets and advisory	577	463	489	432	321	1,040	627
Card and cash management	772	738	733	737	737	1,510	1,429
Lending and deposit services	346	340	342	335	317	686	633
Residential and commercial mortgage	144	118	148	161	128	262	262
Other income
Gain on Visa shares exchange program	448	—	—	—	—	448	—
Securities gains (losses)	(139)	28	(7)	—	—	(111)	(2)
Other (a)	180	97	224	198	212	277	351
Total other income	489	125	217	198	212	614	349
Total noninterest income	2,768	2,204	2,340	2,267	2,106	4,972	4,082
Total revenue	6,875	6,165	6,071	5,915	5,661	13,040	11,113
Provision For Credit Losses	191	210	139	167	254	401	473
Noninterest Expense
Personnel	2,273	2,106	2,033	1,970	1,889	4,379	3,779
Occupancy	252	262	247	235	235	514	480
Equipment	435	415	412	416	394	850	778
Marketing	110	87	101	93	99	197	184
Other	1,028	898	810	747	766	1,926	1,549
Total noninterest expense	4,098	3,768	3,603	3,461	3,383	7,866	6,770
Income before income taxes and noncontrolling interests	2,586	2,187	2,329	2,287	2,024	4,773	3,870
Income taxes	531	415	296	465	381	946	728
Net income	2,055	1,772	2,033	1,822	1,643	3,827	3,142
Less: Net income attributable to noncontrolling interests	15	12	13	14	16	27	34
Preferred stock dividends (b)	85	73	83	71	83	158	154
Preferred stock discount accretion and redemptions	2	1	3	2	2	3	4
Net income attributable to common shareholders	$1,953	$1,686	$1,934	$1,735	$1,542	$3,639	$2,950
Earnings Per Common Share
Basic	$4.82	$4.13	$4.88	$4.36	$3.86	$8.95	$7.37
Diluted	$4.81	$4.13	$4.88	$4.35	$3.85	$8.94	$7.37
Average Common Shares Outstanding
Basic	403	405	394	396	397	404	398
Diluted	403	405	394	396	397	404	398
Efficiency	60%	61%	59%	59%	60%	60%	61%
Noninterest income to total revenue	40%	36%	39%	38%	37%	38%	37%
Effective tax rate (c)	20.5%	19.0%	12.7%	20.3%	18.8%	19.8%	18.8%
(a)Includes Visa derivative fair value adjustments of $(85) million, $(32) million, $(41) million, $(35) million and $2 million for the quarters ended June 30, 2026, March 31, 2026, December 31, 2025, September 30, 2025 and June 30, 2025 and $(117) million and $(38) million for the six months ended June 30, 2026 and June 30, 2025, respectively. These adjustments are primarily related to escrow funding and the extension of anticipated litigation resolution timing.
(b)Dividends are payable quarterly, other than Series S preferred stock, which is payable semiannually.
(c)The effective income tax rates are generally lower than the statutory rate due to the relationship of pretax income to tax credits and earnings that are not subject to tax.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 2
Table 2: Consolidated Balance Sheet (Unaudited)

	June 30	March 31	December 31	September 30	June 30
In millions, except par value	2026	2026	2025	2025	2025
Assets
Cash and due from banks	$5,951	$5,646	$6,777	$5,553	$5,939
Interest-earning deposits with banks (a)	22,794	26,053	32,936	33,318	24,455
Loans held for sale (b)	1,522	1,332	1,939	1,104	1,837
Investment securities – available-for-sale	71,100	71,072	68,135	68,297	67,136
Investment securities – held-to-maturity	78,406	72,040	70,105	73,226	75,212
Loans (b)	367,953	360,923	331,481	326,616	326,340
Allowance for loan and lease losses	(4,652)	(4,663)	(4,410)	(4,478)	(4,523)
Net loans	363,301	356,260	327,071	322,138	321,817
Equity investments	11,735	10,512	10,790	9,972	9,755
Mortgage servicing rights	3,801	3,816	3,659	3,627	3,467
Goodwill	13,317	13,282	10,959	10,962	10,932
Other (b)	44,107	43,015	41,201	40,570	38,557
Total assets	$616,034	$603,028	$573,572	$568,767	$559,107
Liabilities
Deposits
Noninterest-bearing	$99,356	$99,297	$91,748	$91,207	$93,253
Interest-bearing (b)	350,436	358,351	349,118	341,542	333,443
Total deposits	449,792	457,648	440,866	432,749	426,696
Borrowed funds
Federal Home Loan Bank advances	40,416	21,417	13,000	16,100	18,000
Senior debt	38,144	38,021	38,642	38,695	35,750
Subordinated debt	4,396	4,502	3,016	3,512	3,490
Other (b)	2,767	2,726	2,443	4,037	3,184
Total borrowed funds	85,723	66,666	57,101	62,344	60,424
Allowance for unfunded lending related commitments	809	832	818	775	759
Accrued expenses and other liabilities (b)	15,649	14,206	14,151	13,861	13,573
Total liabilities	551,973	539,352	512,936	509,729	501,452
Equity
Preferred stock (c)	—	—	—	—	—
Common stock - $5 par value
Authorized 800,000,000 shares, issued 557,291,838; 557,213,012; 543,497,966; 543,412,079 and 543,412,101 shares	2,786	2,786	2,717	2,717	2,717
Capital surplus	21,999	21,926	18,922	18,859	18,809
Retained earnings	65,518	64,256	63,266	62,008	60,951
Accumulated other comprehensive income (loss)	(4,120)	(3,773)	(3,408)	(4,077)	(4,682)
Common stock held in treasury at cost: 157,826,113; 155,167,491; 153,084,091; 151,030,533 and 149,426,326 shares	(22,175)	(21,568)	(20,912)	(20,517)	(20,188)
Total shareholders’ equity	64,008	63,627	60,585	58,990	57,607
Noncontrolling interests	53	49	51	48	48
Total equity	64,061	63,676	60,636	59,038	57,655
Total liabilities and equity	$616,034	$603,028	$573,572	$568,767	$559,107
(a)Amounts include balances held with the Federal Reserve Bank of $22.2 billion, $25.3 billion, $32.0 billion, $32.7 billion and $23.9 billion as of June 30, 2026, March 31, 2026, December 31, 2025, September 30, 2025 and June 30, 2025, respectively.
(b)Amounts include assets and liabilities for which PNC has elected the fair value option. Our first quarter 2026 Form 10-Q included, and our second quarter 2026 Form 10-Q will include, additional information regarding these items.
(c)Par value less than $0.5 million at each date.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 3

Table 3: Average Consolidated Balance Sheet (Unaudited) (a) (b)
	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
In millions	2026	2026	2025	2025	2025	2026	2025
Assets
Interest-earning assets:
Investment securities
Securities available-for-sale
Residential mortgage-backed	$37,333	$34,652	$33,564	$34,752	$34,567	$36,000	$34,182
U.S. Treasury and government agencies	27,972	28,491	28,119	26,799	25,372	28,230	24,880
Other	8,407	8,505	8,202	8,293	7,818	8,456	7,663
Total securities available-for-sale	73,712	71,648	69,885	69,844	67,757	72,686	66,725
Securities held-to-maturity
Residential mortgage-backed	46,512	45,078	42,925	42,667	40,440	45,799	40,243
U.S. Treasury and government agencies	18,687	20,683	23,426	25,540	26,900	19,679	27,910
Other	8,188	7,117	5,983	6,384	6,838	7,656	7,180
Total securities held-to-maturity	73,387	72,878	72,334	74,591	74,178	73,134	75,333
Total investment securities	147,099	144,526	142,219	144,435	141,935	145,820	142,058
Loans
Commercial and industrial	223,711	211,358	198,726	195,903	191,526	217,569	187,796
Commercial real estate	35,057	34,367	30,173	30,850	31,838	34,714	32,450
Consumer	55,334	55,483	54,884	54,238	53,851	55,408	53,637
Residential real estate	49,094	49,675	44,146	44,941	45,539	49,383	45,823
Total loans	363,196	350,883	327,929	325,932	322,754	357,074	319,706
Interest-earning deposits with banks (c)	30,734	32,612	32,009	35,003	31,570	31,668	33,209
Other interest-earning assets	13,985	12,457	18,618	12,759	11,348	13,238	10,750
Total interest-earning assets	555,014	540,478	520,775	518,129	507,607	547,800	505,723
Noninterest-earning assets	61,256	60,984	55,071	53,404	54,079	61,122	53,323
Total assets	$616,270	$601,462	$575,846	$571,533	$561,686	$608,922	$559,046
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing deposits
Money market	$81,402	$85,196	$78,742	$75,890	$70,909	$83,288	$71,980
Demand	136,487	137,558	132,591	128,962	126,222	137,020	125,637
Savings	102,624	100,940	97,188	96,627	97,028	101,787	97,217
Time deposits	33,027	35,579	36,180	37,593	35,674	34,295	34,227
Total interest-bearing deposits	353,540	359,273	344,701	339,072	329,833	356,390	329,061
Borrowed funds
Federal Home Loan Bank advances	29,362	16,616	14,671	17,615	18,319	23,024	19,007
Senior debt	38,184	37,383	38,623	38,012	36,142	37,786	35,541
Subordinated debt	4,544	4,200	3,299	3,616	3,686	4,373	4,001
Other	6,843	4,675	3,722	7,070	7,146	5,766	6,352
Total borrowed funds	78,933	62,874	60,315	66,313	65,293	70,949	64,901
Total interest-bearing liabilities	432,473	422,147	405,016	405,385	395,126	427,339	393,962
Noninterest-bearing liabilities and equity:
Noninterest-bearing deposits	103,479	99,081	94,834	92,756	93,142	101,292	92,757
Accrued expenses and other liabilities	16,848	16,944	16,646	15,624	16,942	16,909	16,580
Equity	63,470	63,290	59,350	57,768	56,476	63,382	55,747
Total liabilities and equity	$616,270	$601,462	$575,846	$571,533	$561,686	$608,922	$559,046
(a)Calculated using average daily balances.
(b)Nonaccrual loans are included in loans, net of unearned income. The impact of financial derivatives used in interest rate risk management is included in the interest income/expense and average yields/rates of the related assets and liabilities. Fair value adjustments related to hedged items are included in noninterest-earning assets and noninterest-bearing liabilities. Average balances of securities are based on amortized historical cost (excluding adjustments to fair value, which are included in other assets).
(c)Amounts include average balances held with the Federal Reserve Bank of $29.9 billion, $31.8 billion, $31.3 billion, $34.2 billion and $30.8 billion for the three months ended June 30, 2026, March 31, 2026, December 31, 2025, September 30, 2025 and June 30, 2025 and $30.8 billion and $32.5 billion for the six months ended June 30, 2026 and 2025, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 4

Table 4: Details of Net Interest Margin (Unaudited)
	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
	2026	2026	2025	2025	2025	2026	2025
Average yields/rates (a)
Yield on interest-earning assets
Investment securities
Securities available-for-sale
Residential mortgage-backed	3.85%	3.72%	3.80%	3.82%	3.76%	3.78%	3.72%
U.S. Treasury and government agencies	3.94%	4.04%	4.29%	4.58%	4.55%	3.99%	4.56%
Other	4.01%	4.00%	3.97%	3.91%	3.69%	4.00%	3.67%
Total securities available-for-sale	3.90%	3.88%	4.02%	4.12%	4.05%	3.89%	4.03%
Securities held-to-maturity
Residential mortgage-backed	3.31%	3.20%	3.13%	3.07%	2.90%	3.26%	2.87%
U.S. Treasury and government agencies	1.64%	1.59%	1.50%	1.51%	1.53%	1.61%	1.52%
Other	4.36%	4.23%	4.28%	4.35%	4.34%	4.30%	4.37%
Total securities held-to-maturity	3.00%	2.84%	2.70%	2.65%	2.54%	2.92%	2.51%
Total investment securities	3.45%	3.36%	3.35%	3.36%	3.26%	3.41%	3.22%
Loans
Commercial and industrial	5.39%	5.43%	5.55%	5.78%	5.72%	5.41%	5.71%
Commercial real estate	5.71%	5.79%	5.92%	6.06%	6.01%	5.75%	5.97%
Consumer	6.94%	6.99%	7.09%	7.18%	7.11%	6.97%	7.12%
Residential real estate	4.03%	3.97%	3.74%	3.75%	3.76%	4.00%	3.77%
Total loans	5.47%	5.50%	5.60%	5.76%	5.70%	5.49%	5.70%
Interest-earning deposits with banks	3.63%	3.64%	3.92%	4.34%	4.38%	3.63%	4.38%
Other interest-earning assets	4.69%	4.95%	4.95%	5.51%	5.66%	4.80%	5.83%
Total yield on interest-earning assets	4.82%	4.80%	4.86%	4.99%	4.93%	4.81%	4.92%
Rate on interest-bearing liabilities
Interest-bearing deposits
Money market	2.51%	2.53%	2.77%	3.07%	3.01%	2.52%	3.00%
Demand	1.60%	1.61%	1.78%	1.96%	1.89%	1.61%	1.88%
Savings	1.48%	1.49%	1.62%	1.68%	1.63%	1.48%	1.64%
Time deposits	3.03%	3.26%	3.53%	3.67%	3.64%	3.15%	3.66%
Total interest-bearing deposits	1.91%	1.96%	2.14%	2.32%	2.24%	1.93%	2.24%
Borrowed funds
Federal Home Loan Bank advances	3.89%	3.98%	4.41%	4.73%	4.74%	3.93%	4.74%
Senior debt	5.10%	5.14%	5.55%	5.85%	5.77%	5.12%	5.71%
Subordinated debt	5.16%	5.12%	5.52%	5.81%	5.69%	5.14%	5.61%
Other	4.08%	4.14%	4.02%	4.19%	4.24%	4.10%	4.30%
Total borrowed funds	4.57%	4.76%	5.18%	5.38%	5.31%	4.65%	5.28%
Total rate on interest-bearing liabilities	2.39%	2.37%	2.59%	2.81%	2.74%	2.38%	2.73%
Interest rate spread	2.43%	2.43%	2.27%	2.18%	2.19%	2.43%	2.19%
Benefit from use of noninterest-bearing sources (b)	0.53%	0.52%	0.57%	0.61%	0.61%	0.53%	0.60%
Net interest margin	2.96%	2.95%	2.84%	2.79%	2.80%	2.96%	2.79%
(a)Yields and rates are calculated using the applicable annualized interest income or interest expense divided by the applicable average earning assets or interest-bearing liabilities. Net interest margin is the total yield on interest-earning assets minus the total rate on interest-bearing liabilities and includes the benefit from use of noninterest-bearing sources. To provide more meaningful comparisons of net interest margins, we use net interest income on a taxable-equivalent basis in calculating average yields used in the calculation of net interest margin by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under GAAP in the Consolidated Income Statement. The taxable-equivalent adjustments to net interest income for the three months ended June 30, 2026, March 31, 2026, December 31, 2025, September 30, 2025 and June 30, 2025 were $27 million, $29 million, $31 million, $30 million and $28 million, respectively. The taxable-equivalent adjustments to net interest income for both the six months ended June 30, 2026 and 2025 were $56 million.
(b)Represents the positive effects of investing noninterest-bearing sources in interest-earning assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 5
Table 5: Details of Loans (Unaudited)

	June 30	March 31	December 31	September 30	June 30
In millions	2026	2026	2025	2025	2025
Commercial
Commercial and industrial
Financial services	$44,297	$42,224	$37,592	$33,939	$32,378
Manufacturing	35,114	34,977	30,623	31,044	31,958
Service providers	27,756	27,303	25,552	25,159	24,373
Wholesale trade	22,713	21,146	19,843	19,917	20,045
Real estate related (a)	17,994	17,138	15,275	15,405	15,214
Retail trade	13,375	12,973	12,073	12,408	12,970
Technology, media and telecommunications	12,682	13,613	12,324	11,594	11,263
Transportation and warehousing	9,893	9,872	9,258	8,156	7,865
Rental and leasing	9,696	9,281	9,074	8,940	8,919
Health care	9,536	9,526	9,135	9,851	9,873
Other industries	24,859	23,137	22,149	20,681	20,900
Total commercial and industrial	227,915	221,190	202,898	197,094	195,758
Commercial real estate	35,962	34,770	29,565	30,281	31,250
Total commercial	263,877	255,960	232,463	227,375	227,008
Consumer
Residential real estate	48,709	49,567	43,760	44,637	45,257
Home equity	26,280	26,223	25,941	25,942	25,928
Automobile	15,872	16,325	16,591	16,272	15,892
Credit card	7,311	7,069	7,014	6,636	6,570
Other consumer	5,904	5,779	5,712	5,754	5,685
Total consumer	104,076	104,963	99,018	99,241	99,332
Total loans	$367,953	$360,923	$331,481	$326,616	$326,340
(a)Represents loans to customers in the real estate and construction industries.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 6
Allowance for Credit Losses (Unaudited)

Table 6: Change in Allowance for Loan and Lease Losses

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
Dollars in millions	2026	2026	2025	2025	2025	2026	2025
Allowance for loan and lease losses
Beginning balance	$4,663	$4,410	$4,478	$4,523	$4,544	$4,410	$4,486
Acquisition PCD reserves	—	93	—	—	—	93	—
Acquisition PSL reserves (a)	—	229	—	—	—	229	—
Adjusted beginning balance	4,663	4,732	4,478	4,523	4,544	4,732	4,486
Gross charge-offs:
Commercial and industrial	(141)	(129)	(85)	(97)	(99)	(270)	(212)
Commercial real estate	(24)	(19)	(15)	(19)	(64)	(43)	(82)
Residential real estate	—	(1)	—	(6)	—	(1)	(2)
Home equity	(10)	(10)	(7)	(10)	(9)	(20)	(18)
Automobile	(29)	(31)	(33)	(32)	(30)	(60)	(65)
Credit card	(78)	(74)	(73)	(76)	(81)	(152)	(171)
Other consumer	(42)	(45)	(43)	(44)	(41)	(87)	(86)
Acquired loans (b)	—	(45)	—	—	—	(45)	—
Total gross charge-offs	(324)	(354)	(256)	(284)	(324)	(678)	(636)
Recoveries:
Commercial and industrial	33	33	33	38	53	66	95
Commercial real estate	3	5	3	6	8	8	13
Residential real estate	2	2	3	3	3	4	5
Home equity	7	8	8	7	12	15	20
Automobile	21	20	22	25	24	41	47
Credit card	19	20	15	17	15	39	30
Other consumer	13	13	10	9	11	26	23
Total recoveries	98	101	94	105	126	199	233
Net (charge-offs) / recoveries:
Commercial and industrial	(108)	(96)	(52)	(59)	(46)	(204)	(117)
Commercial real estate	(21)	(14)	(12)	(13)	(56)	(35)	(69)
Residential real estate	2	1	3	(3)	3	3	3
Home equity	(3)	(2)	1	(3)	3	(5)	2
Automobile	(8)	(11)	(11)	(7)	(6)	(19)	(18)
Credit card	(59)	(54)	(58)	(59)	(66)	(113)	(141)
Other consumer	(29)	(32)	(33)	(35)	(30)	(61)	(63)
Acquired loans	—	(45)	—	—	—	(45)	—
Total net (charge-offs)	(226)	(253)	(162)	(179)	(198)	(479)	(403)
Provision for credit losses (c)	213	188	93	136	171	401	431
Other	2	(4)	1	(2)	6	(2)	9
Ending balance	$4,652	$4,663	$4,410	$4,478	$4,523	$4,652	$4,523
Supplemental Information
Net charge-offs
Commercial net charge-offs	$(129)	$(120)	$(64)	$(72)	$(102)	$(249)	$(186)
Consumer net charge-offs	(97)	(133)	(98)	(107)	(96)	(230)	(217)
Total net charge-offs	(226)	(253)	(162)	(179)	(198)	(479)	(403)
Net charge-offs to average loans (annualized)	0.25%	0.29%	0.20%	0.22%	0.25%	0.25%	0.25%
Commercial	0.20%	0.18%	0.11%	0.13%	0.18%	0.19%	0.17%
Consumer	0.37%	0.38%	0.39%	0.43%	0.39%	0.38%	0.44%
(a)On January 1, 2026, we adopted ASU 2025-08 - Financial Instruments - Credit Losses (Topic 326): Purchased Loans, and established the initial ACL for purchased seasoned loans (PSLs). Our second quarter 2026 Form 10-Q will include additional information on the adoption of this ASU.
(b)Primarily represents the charge-off of certain loans previously charged off by FirstBank, which were written up upon acquisition to unpaid principal balance as required by purchase accounting.
(c)See Table 7 for the components of the Provision for credit losses being reported on the Consolidated Income Statement.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 7
Allowance for Credit Losses (Unaudited) (Continued)

Table 7: Components of the Provision for Credit Losses

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
In millions	2026	2026	2025	2025	2025	2026	2025
Provision for credit losses
Loans and leases	$213	$188	$93	$136	$171	$401	$431
Unfunded lending related commitments	(20)	14	43	16	84	(6)	38
Investment securities	(1)	—	—	(1)	(1)	(1)	2
Other financial assets	(1)	8	3	16	—	7	2
Total provision for credit losses	$191	$210	$139	$167	$254	$401	$473

Table 8: Allowance for Credit Losses by Loan Class (a)

	June 30, 2026			March 31, 2026			June 30, 2025
Dollars in millions	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans
Allowance for loan and lease losses
Commercial
Commercial and industrial	$2,219	$227,915	0.97%	$2,149	$221,190	0.97%	$1,948	$195,758	1.00%
Commercial real estate	1,035	35,962	2.88%	1,120	34,770	3.22%	1,282	31,250	4.10%
Total commercial	3,254	263,877	1.23%	3,269	255,960	1.28%	3,230	227,008	1.42%
Consumer
Residential real estate	90	48,709	0.18%	92	49,567	0.19%	52	45,257	0.11%
Home equity	280	26,280	1.07%	275	26,223	1.05%	292	25,928	1.13%
Automobile	160	15,872	1.01%	163	16,325	1.00%	151	15,892	0.95%
Credit card	647	7,311	8.85%	647	7,069	9.15%	579	6,570	8.81%
Other consumer	221	5,904	3.74%	217	5,779	3.75%	219	5,685	3.85%
Total consumer	1,398	104,076	1.34%	1,394	104,963	1.33%	1,293	99,332	1.30%
Total	4,652	$367,953	1.26%	4,663	$360,923	1.29%	4,523	$326,340	1.39%
Allowance for unfunded lending related commitments	809			832			759
Allowance for credit losses	$5,461			$5,495			$5,282

Supplemental Information
Allowance for credit losses to total loans			1.48%			1.52%			1.62%
Commercial			1.49%			1.55%			1.69%
Consumer			1.48%			1.46%			1.45%
(a)    Excludes allowances for investment securities and other financial assets, which together totaled $99 million, $103 million and $88 million at June 30, 2026, March 31, 2026 and June 30, 2025, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 8
Details of Nonperforming Assets (Unaudited)

Table 9: Nonperforming Assets by Type

	June 30	March 31	December 31	September 30	June 30
Dollars in millions	2026	2026	2025	2025	2025
Nonperforming loans
Commercial
Commercial and industrial
Manufacturing	$186	$224	$98	$75	$73
Service providers	131	136	116	119	126
Wholesale trade	106	97	161	96	19
Transportation and warehousing	83	71	62	68	68
Real estate related (a)	50	25	27	20	24
Health care	47	42	47	45	54
Technology, media and telecommunications	41	25	27	83	31
Retail trade	14	79	194	36	64
Rental and leasing	4	5	6	13	16
Other industries	23	46	46	64	23
Total commercial and industrial	685	750	784	619	498
Commercial real estate	464	630	574	663	753
Total commercial	1,149	1,380	1,358	1,282	1,251
Consumer (b)
Residential real estate	325	316	320	326	325
Home equity	456	447	439	431	436
Automobile	82	85	83	82	80
Credit card	11	12	13	13	13
Other consumer	4	3	5	3	3
Total consumer	878	863	860	855	857
Total nonperforming loans (c)	2,027	2,243	2,218	2,137	2,108
OREO, foreclosed and other assets (d)	123	139	143	162	33
Total nonperforming assets	$2,150	$2,382	$2,361	$2,299	$2,141
Nonperforming loans to total loans	0.55%	0.62%	0.67%	0.65%	0.65%
Nonperforming assets to total loans, OREO, foreclosed and other assets (d)	0.58%	0.66%	0.71%	0.70%	0.66%
Nonperforming assets to total assets	0.35%	0.40%	0.41%	0.40%	0.38%
Allowance for loan and lease losses to nonperforming loans	230%	208%	199%	210%	215%
(a)Represents loans related to customers in the real estate and construction industries.
(b)Excludes most unsecured consumer loans and lines of credit, which are charged off after 120 to 180 days past due and are not placed on nonperforming status.
(c)Nonperforming loans exclude certain government insured or guaranteed loans, loans held for sale and loans accounted for under the fair value option.
(d)Amounts include nonaccrual servicing advances primarily to single asset/single borrower trusts with commercial real estate as collateral totaling $90 million, $103 million, $105 million and $127 million at June 30, 2026, March 31, 2026, December 31, 2025 and September 30, 2025, respectively.

Table 10: Change in Nonperforming Assets

	Three months ended
	June 30	March 31	December 31	September 30	June 30
Dollars in millions	2026	2026	2025	2025	2025
Beginning balance	$2,382	$2,361	$2,299	$2,141	$2,324
New nonperforming assets	335	539	569	653	367
Charge-offs and valuation adjustments	(150)	(152)	(91)	(103)	(149)
Principal activity, including paydowns and payoffs	(174)	(343)	(248)	(299)	(312)
Asset sales and transfers to loans held for sale	(68)	(9)	(33)	(13)	(5)
Returned to performing status	(175)	(95)	(135)	(80)	(84)
Acquired nonperforming assets	—	81	—	—	—
Ending balance	$2,150	$2,382	$2,361	$2,299	$2,141

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 9
Accruing Loans Past Due (Unaudited)

Table 11: Accruing Loans Past Due 30 to 59 Days (a)

	June 30	March 31	December 31	September 30	June 30
Dollars in millions	2026	2026	2025	2025	2025
Commercial
Commercial and industrial	$123	$283	$182	$161	$133
Commercial real estate	7	90	14	9	43
Total commercial	130	373	196	170	176
Consumer
Residential real estate
Non government insured	305	221	170	166	169
Government insured	67	63	73	79	78
Home equity	65	73	70	73	62
Automobile	59	59	74	70	74
Credit card	37	41	45	45	42
Other consumer	32	33	32	32	34
Total consumer	565	490	464	465	459
Total	$695	$863	$660	$635	$635
Supplemental Information
Total accruing loans past due 30-59 days to total loans	0.19%	0.24%	0.20%	0.19%	0.19%
Commercial	0.05%	0.15%	0.08%	0.07%	0.08%
Consumer	0.54%	0.47%	0.47%	0.47%	0.46%
(a)Excludes loans held for sale.

Table 12: Accruing Loans Past Due 60 to 89 Days (a)

	June 30	March 31	December 31	September 30	June 30
Dollars in millions	2026	2026	2025	2025	2025
Commercial
Commercial and industrial	$121	$50	$103	$67	$101
Commercial real estate	9	17	98	—	6
Total commercial	130	67	201	67	107
Consumer
Residential real estate
Non government insured	78	69	57	48	52
Government insured	37	41	44	39	39
Home equity	26	32	30	27	28
Automobile	15	15	18	17	19
Credit card	28	31	32	31	32
Other consumer	24	18	21	22	20
Total consumer	208	206	202	184	190
Total	$338	$273	$403	$251	$297
Supplemental Information
Total accruing loans past due 60-89 days to total loans	0.09%	0.08%	0.12%	0.08%	0.09%
Commercial	0.05%	0.03%	0.09%	0.03%	0.05%
Consumer	0.20%	0.20%	0.20%	0.19%	0.19%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 10
Accruing Loans Past Due (Unaudited) (Continued)

Table 13: Accruing Loans Past Due 90 Days or More (a)

	June 30	March 31	December 31	September 30	June 30
Dollars in millions	2026	2026	2025	2025	2025
Commercial
Commercial and industrial	$76	$68	$57	$71	$79
Commercial real estate	—	1	—	1	—
Total commercial	76	69	57	72	79
Consumer
Residential real estate
Non government insured	42	50	46	38	53
Government insured	188	195	163	126	129
Automobile	4	5	5	4	5
Credit card	56	64	65	63	64
Other consumer	37	39	44	44	41
Total consumer	327	353	323	275	292
Total	$403	$422	$380	$347	$371
Supplemental Information
Total accruing loans past due 90 days or more to total loans	0.11%	0.12%	0.11%	0.11%	0.11%
Commercial	0.03%	0.03%	0.02%	0.03%	0.03%
Consumer	0.31%	0.34%	0.33%	0.28%	0.29%
Total accruing loans past due	$1,436	$1,558	$1,443	$1,233	$1,303
Commercial	$336	$509	$454	$309	$362
Consumer	$1,100	$1,049	$989	$924	$941
Total accruing loans past due to total loans	0.39%	0.43%	0.44%	0.38%	0.40%
Commercial	0.13%	0.20%	0.20%	0.14%	0.16%
Consumer	1.06%	1.00%	1.00%	0.93%	0.95%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 11
Business Segment Descriptions (Unaudited)

Retail Banking provides deposit, lending, brokerage, insurance services, investment management and cash management products and services to consumer and small business customers who are serviced through our coast-to-coast branch network, digital channels, ATMs, or through our phone-based customer contact centers. Deposit products include checking, savings and money market accounts and time deposits. Lending products include residential mortgages, home equity loans and lines of credit, auto loans, credit cards, personal and small business loans and lines of credit. The residential mortgage loans are directly originated within our branch network and nationwide, and are typically underwritten to agency and/or third-party standards, and either sold, servicing retained or held on our balance sheet. PNC Wealth Management offers brokerage, investment management and cash management products and services which include managed, education, retirement and trust accounts.

Corporate & Institutional Banking provides lending, treasury management, capital markets and advisory products and services to mid-sized and large corporations and government and not-for-profit entities. Lending products include secured and unsecured loans, letters of credit and equipment leases. The Treasury Management business provides corporations with cash and investment management services, receivables and disbursement management services, funds transfer services and access to online/mobile information management and reporting services. Capital markets and advisory includes services and activities primarily related to merger and acquisitions advisory, equity capital markets advisory, asset-backed financing, loan syndication, securities underwriting and customer-related trading. We also provide commercial loan servicing and technology solutions for the commercial real estate finance industry. Products and services are provided nationally.

Asset Management Group provides private banking for high net worth and ultra high net worth clients and institutional asset management. The Asset Management Group is composed of two operating units:
•PNC Private Bank provides products and services to emerging affluent, high net worth and ultra high net worth individuals and their families, including investment and retirement planning, customized investment management, credit and cash management solutions, trust management and administration. In addition, multi-generational family planning services are also provided to ultra high net worth individuals and their families, which include estate, financial, tax, fiduciary and customized performance reporting.
•Institutional Asset Management provides outsourced chief investment officer, custody, cash and fixed income client solutions, and retirement plan fiduciary investment services to institutional clients, including corporations, healthcare systems, insurance companies, municipalities and non-profits.

Table 14: Period End Employees

	June 30	March 31	December 31	September 30	June 30
	2026	2026	2025	2025	2025
Full-time employees
Retail Banking	26,611	28,046	26,168	26,126	26,291
Other full-time employees	29,093	28,320	27,691	27,397	26,884
Total full-time employees	55,704	56,366	53,859	53,523	53,175
Part-time employees
Retail Banking	1,429	1,389	1,427	1,367	1,465
Other part-time employees	495	46	47	48	407
Total part-time employees	1,924	1,435	1,474	1,415	1,872
Total	57,628	57,801	55,333	54,938	55,047

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 12
Table 15: Summary of Business Segment Net Income and Revenue (Unaudited) (a)

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
In millions	2026	2026	2025	2025	2025	2026	2025
Net Income (b)
Retail Banking	$1,747	$1,349	$1,266	$1,351	$1,386	$3,096	$2,534
Corporate & Institutional Banking	1,588	1,480	1,597	1,545	1,318	3,068	2,651
Asset Management Group	135	121	124	120	132	256	240
Other	(1,430)	(1,190)	(967)	(1,208)	(1,209)	(2,620)	(2,317)
Net income excluding noncontrolling interests	$2,040	$1,760	$2,020	$1,808	$1,627	$3,800	$3,108

Revenue (b)
Retail Banking	$4,518	$4,007	$3,792	$3,840	$3,792	$8,525	$7,371
Corporate & Institutional Banking	3,283	3,086	3,175	3,020	2,836	6,369	5,582
Asset Management Group	462	455	444	433	428	917	849
Other	(1,388)	(1,383)	(1,340)	(1,378)	(1,395)	(2,771)	(2,689)
Total revenue	$6,875	$6,165	$6,071	$5,915	$5,661	$13,040	$11,113
(a)Our business information is presented based on our internal management reporting practices. Net interest income in business segment results reflects PNC’s internal funds transfer pricing methodology. Assets receive a funding charge and liabilities and capital receive a funding credit based on a transfer pricing methodology that incorporates product repricing characteristics, tenor and other factors.
(b)During the second quarter of 2026, PNC updated its internal funds transfer pricing methodology. The update resulted in impacts to net interest income and associated income statement line items for all business segments. Prior periods have been adjusted to conform with the current presentation.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 13
Table 16: Retail Banking (Unaudited) (a)

	Three months ended						Six months ended
	June 30	March 31		December 31	September 30	June 30	June 30	June 30
Dollars in millions	2026	2026		2025	2025	2025	2026	2025
Income Statement
Net interest income (b)	$3,291	$3,237		$3,022	$3,050	$3,010	$6,528	$5,883
Noninterest income	1,227	770		770	790	782	1,997	1,488
Total revenue (b)	4,518	4,007		3,792	3,840	3,792	8,525	7,371
Provision for credit losses	120	124		155	126	83	244	251
Noninterest expense
Personnel	551	571		535	529	539	1,122	1,077
Segment allocations (c)	1,090	1,088		1,020	979	978	2,178	1,945
Depreciation and amortization	138	132		95	97	87	270	173
Other (d)	332	324		327	336	286	656	597
Total noninterest expense	2,111	2,115		1,977	1,941	1,890	4,226	3,792
Pre-tax earnings (b)	2,287	1,768		1,660	1,773	1,819	4,055	3,328
Income taxes (b)	532	412		387	413	423	944	775
Noncontrolling interests	8	7		7	9	10	15	19
Earnings (b)	$1,747	$1,349	752	$1,266	$1,351	$1,386	$3,096	$2,534
Average Balance Sheet
Loans held for sale	$616	$562		$699	$785	$874	$589	$867
Loans
Consumer
Residential real estate	$38,348	$38,939		$33,336	$34,043	$34,647	$38,642	$34,920
Home equity	24,859	24,913		24,559	24,551	24,551	24,886	24,548
Automobile	16,058	16,499		16,403	16,035	15,738	16,278	15,491
Credit card	7,128	6,912		6,754	6,561	6,483	7,020	6,525
Other consumer	3,164	3,257		3,320	3,334	3,342	3,210	3,368
Total consumer	89,557	90,520		84,372	84,524	84,761	90,036	84,852
Commercial	20,989	20,423		12,603	12,353	12,725	20,708	12,783
Total loans	$110,546	$110,943		$96,975	$96,877	$97,486	$110,744	$97,635
Total assets	$130,460	$130,616		$113,714	$114,146	$114,061	$130,537	$114,601
Deposits
Noninterest-bearing	$60,547	$58,714		$52,125	$52,604	$52,353	$59,635	$51,833
Interest-bearing	211,055	209,519		191,941	190,652	191,190	210,292	190,381
Total deposits	$271,602	$268,233		$244,066	$243,256	$243,543	$269,927	$242,214
Performance Ratios (b)
Return on average assets	5.37%	4.19%		4.42%	4.70%	4.87%	4.78%	4.46%
Noninterest income to total revenue	27%	19%		20%	21%	21%	23%	20%
Efficiency	47%	53%		52%	51%	50%	50%	51%
(continued on following page)

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 14
Retail Banking (Unaudited) (Continued)

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
Dollars in millions, except as noted	2026	2026	2025	2025	2025	2026	2025
Supplemental Noninterest Income Information
Asset management and brokerage	$172	$161	$155	$154	$150	$333	$302
Card and cash management	$350	$322	$328	$334	$328	$672	$624
Lending and deposit services	$204	$200	$199	$199	$190	$404	$374
Residential and commercial mortgage	$83	$63	$78	$89	$61	$146	$126
Other income - Gain on Visa shares exchange program	$448	$—	$—	$—	$—	$448	$—
Residential Mortgage Information
Residential mortgage servicing statistics (e)
Serviced portfolio balance (in billions) (f)	$209	$212	$198	$199	$189
MSR asset value (f)	$2,762	$2,786	$2,638	$2,622	$2,457
Servicing income:
Servicing fees, net (g)	$61	$68	$63	$60	$60	$129	$131
Mortgage servicing rights valuation, net of economic hedge	$3	$(27)	$(5)	$18	$2	$(24)	$(2)
Residential mortgage loan statistics
Loan origination volume (in billions)	$1.7	$1.5	$1.6	$1.5	$1.7	$3.2	$2.7
Loan sale margin percentage	2.01%	2.25%	1.88%	1.67%	0.91%	2.12%	0.78%
Other Information
Credit-related statistics
Nonperforming assets (f)	$944	$932	$840	$827	$812
Net charge-offs - loans and leases	$123	$118	$116	$126	$120	$241	$264
Other statistics
Branches (f)(h)	2,304	2,315	2,224	2,219	2,218
Brokerage account client assets (in billions) (f)(i)	$97	$91	$91	$89	$87
(a)See note (a) on page 12.
(b)See note (b) on page 12.
(c)Represents expense allocations for corporate overhead services used by each business segment; primarily comprised of technology, human resources and occupancy-related allocations.
(d)Other is primarily comprised of other direct expenses including outside services and equipment expense.
(e)Represents mortgage loan servicing balances for third parties and the related income.
(f)Presented as of period end.
(g)Servicing fees net of impact of decrease in MSR value due to passage of time, which includes the impact from regularly scheduled loan principal payments, prepayments and loans paid off during the period.
(h)Reflects all branches excluding standalone mortgage offices and satellite offices (e.g., drive-ups, electronic branches and retirement centers) that provide limited products and/or services.
(i)Includes cash and money market balances.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 15
Table 17: Corporate & Institutional Banking (Unaudited) (a)

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
Dollars in millions	2026	2026	2025	2025	2025	2026	2025
Income Statement
Net interest income (b)	$1,992	$1,942	$1,965	$1,888	$1,814	$3,934	$3,582
Noninterest income	1,291	1,144	1,210	1,132	1,022	2,435	2,000
Total revenue (b)	3,283	3,086	3,175	3,020	2,836	6,369	5,582
Provision for credit losses	76	77	14	44	184	153	233
Noninterest expense
Personnel	502	460	472	403	370	962	746
Segment allocations (c)	418	424	422	387	381	842	764
Depreciation and amortization	50	46	55	46	49	96	100
Other (d)	161	146	158	140	150	307	296
Total noninterest expense	1,131	1,076	1,107	976	950	2,207	1,906
Pre-tax earnings (b)	2,076	1,933	2,054	2,000	1,702	4,009	3,443
Income taxes (b)	483	448	451	450	379	931	783
Noncontrolling interests	5	5	6	5	5	10	9
Earnings (b)	$1,588	$1,480	$1,597	$1,545	$1,318	$3,068	$2,651
Average Balance Sheet
Loans held for sale	$635	$665	$632	$691	$775	$650	$516
Loans
Commercial
Commercial and industrial	$207,046	$194,711	$185,195	$182,484	$177,630	$200,913	$173,872
Commercial real estate	29,008	28,802	29,374	30,032	30,962	28,905	31,553
Total commercial	236,054	223,513	214,569	212,516	208,592	229,818	205,425
Consumer	3	3	2	2	4	3	3
Total loans	$236,057	$223,516	$214,571	$212,518	$208,596	$229,821	$205,428
Total assets	$263,912	$249,789	$241,169	$238,338	$234,391	$256,890	$230,750
Deposits
Noninterest-bearing	$41,441	$38,959	$41,308	$38,732	$39,196	$40,207	$39,347
Interest-bearing	117,169	122,219	122,457	116,460	107,275	119,680	107,886
Total deposits	$158,610	$161,178	$163,765	$155,192	$146,471	$159,887	$147,233
Performance Ratios (b)
Return on average assets	2.41%	2.40%	2.63%	2.57%	2.26%	2.41%	2.32%
Noninterest income to total revenue	39%	37%	38%	37%	36%	38%	36%
Efficiency	34%	35%	35%	32%	33%	35%	34%
(continued on following page)

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 16
Corporate & Institutional Banking (Unaudited) (Continued)

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
Dollars in millions	2026	2026	2025	2025	2025	2026	2025
Other Information
Consolidated revenue from:
Treasury Management (b) (e)	$1,171	$1,171	$1,199	$1,122	$1,079	$2,342	$2,130
Commercial mortgage banking activities:
Commercial mortgage loans held for sale (b) (f)	$23	$14	$34	$23	$24	$37	$50
Commercial mortgage loan servicing income (b) (g)	127	120	128	135	129	247	238
Commercial mortgage servicing rights valuation, net of economic hedge	33	28	37	47	36	61	75
Total	$183	$162	$199	$205	$189	$345	$363
Commercial mortgage servicing statistics
Serviced portfolio balance (in billions) (h)(i)	$294	$296	$294	$293	$295
MSR asset value (h)	$1,039	$1,029	$1,021	$1,006	$1,010
Average loans by C&IB business (j)
Corporate Banking	$139,370	$128,837	$121,379	$118,445	$114,607	$134,132	$111,968
Real Estate	41,002	41,074	40,836	41,863	42,533	41,038	42,906
Business Credit	36,012	33,944	32,552	32,412	31,544	34,983	30,798
Equipment Finance	10,717	10,595	10,551	10,476	10,422	10,656	10,346
Commercial Banking	5,944	5,976	5,904	6,063	6,194	5,960	6,229
Other	3,012	3,090	3,349	3,259	3,296	3,052	3,181
Total average loans	$236,057	$223,516	$214,571	$212,518	$208,596	$229,821	$205,428
Credit-related statistics
Nonperforming assets (h)	$1,066	$1,309	$1,375	$1,323	$1,160
Net charge-offs - loans and leases	$105	$92	$49	$53	$83	$197	$147
(a)See note (a) on page 12.
(b)See note (b) on page 12.
(c)Represents expense allocations for corporate overhead services used by each business segment; primarily comprised of technology, human resources and occupancy-related allocations.
(d)Other is primarily comprised of other direct expenses including outside services and equipment expense.
(e)Amounts are reported in net interest income and noninterest income.
(f)Represents commercial mortgage banking income for valuations on commercial mortgage loans held for sale and related commitments, derivative valuations, origination fees, gains on sale of loans held for sale and net interest income on loans held for sale.
(g)Represents net interest income and noninterest income from loan servicing, net of reduction in commercial mortgage servicing rights due to time and payoffs. Commercial mortgage servicing rights valuation, net of economic hedge is shown separately.
(h)Presented as of period end.
(i)Represents balances related to capitalized servicing.
(j)During the second quarter of 2026, equipment finance activity was centralized and established as a business unit within C&IB. As a result, certain loans were reclassified from Corporate Banking, Commercial Banking and Other to Equipment Finance. Prior periods have been adjusted to conform with the current presentation.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 17
Table 18: Asset Management Group (Unaudited) (a)

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
Dollars in millions, except as noted	2026	2026	2025	2025	2025	2026	2025
Income Statement
Net interest income (b)	$191	$193	$184	$179	$184	$384	$362
Noninterest income	271	262	260	254	244	533	487
Total revenue (b)	462	455	444	433	428	917	849
Provision for (recapture of) credit losses	(3)	5	(11)	4	(13)	2	(12)
Noninterest expense
Personnel	120	125	120	115	115	245	236
Segment allocations (c)	128	127	133	120	118	255	235
Depreciation and amortization	11	10	11	9	10	21	18
Other (d)	30	30	29	29	25	60	58
Total noninterest expense	289	292	293	273	268	581	547
Pre-tax earnings (b)	176	158	162	156	173	334	314
Income taxes (b)	41	37	38	36	41	78	74
Earnings (b)	$135	$121	$124	$120	$132	$256	$240
Average Balance Sheet
Loans
Consumer
Residential real estate	$9,866	$9,826	$9,876	$9,937	$9,912	$9,846	$9,910
Other consumer	3,964	3,735	3,673	3,574	3,543	3,850	3,508
Total consumer	13,830	13,561	13,549	13,511	13,455	13,696	13,418
Commercial	814	835	566	659	731	825	694
Total loans	$14,644	$14,396	$14,115	$14,170	$14,186	$14,521	$14,112
Total assets	$15,048	$14,804	$14,505	$14,575	$14,629	$14,927	$14,556
Deposits
Noninterest-bearing	$1,459	$1,411	$1,387	$1,426	$1,585	$1,435	$1,563
Interest-bearing	25,575	26,310	25,564	25,437	25,327	25,941	25,714
Total deposits	$27,034	$27,721	$26,951	$26,863	$26,912	$27,376	$27,277
Performance Ratios (b)
Return on average assets	3.60%	3.31%	3.39%	3.27%	3.62%	3.46%	3.32%
Noninterest income to total revenue	59%	58%	59%	59%	57%	58%	57%
Efficiency	63%	64%	66%	63%	63%	63%	64%
Other Information
Nonperforming assets (e)	$45	$45	$52	$58	$63
Net charge-offs (recoveries) - loans and leases	$1	$—	$—	$2	$(1)	$1	$(1)
Client Assets Under Administration (in billions) (e)(f)
Discretionary client assets under management
PNC Private Bank	$146	$136	$138	$137	$131
Institutional Asset Management	101	94	96	91	86
Total discretionary clients assets under management	247	230	234	228	217
Nondiscretionary client assets under administration	256	233	238	212	204
Total	$503	$463	$472	$440	$421
(a)See note (a) on page 12.
(b)See note (b) on page 12.
(c)Represents expense allocations for corporate overhead services used by each business segment; primarily comprised of technology, human resources and occupancy-related allocations.
(d)Other is primarily comprised of other direct expenses including outside services and equipment expense.
(e)Presented as of period end.
(f)Excludes brokerage account client assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 18
Glossary of Terms

Allowance for credit losses (ACL) – A valuation account that is deducted from or added to the amortized cost basis of the related financial assets to present the net carrying value at the amount expected to be collected on the financial asset.

Amortized cost basis – Amount at which a financial asset is originated or acquired, adjusted for applicable accretion or amortization of premiums, discounts and net deferred fees or costs, collection of cash, charge-offs, foreign exchange and fair value hedge accounting adjustments.

Basel III common equity tier 1 (CET1) capital (Tailoring Rules) – Common stock plus related surplus, net of treasury stock, plus retained earnings, less goodwill, net of associated deferred tax liabilities, less other disallowed intangibles, net of deferred tax liabilities and plus/less other adjustments. Investments in unconsolidated financial institutions, as well as mortgage servicing rights and deferred tax assets, must then be deducted to the extent such items (net of associated deferred tax liabilities) individually exceed 25% of our adjusted Basel III common equity tier 1 capital.

Basel III common equity tier 1 capital ratio – Common equity tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III tier 1 capital – Common equity tier 1 capital, plus qualifying preferred stock, plus certain trust preferred capital securities, plus certain noncontrolling interests that are held by others and plus/less other adjustments.

Basel III tier 1 capital ratio – Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Total capital – Tier 1 capital plus qualifying subordinated debt, plus certain trust preferred securities, plus, under the Basel III transitional rules and the standardized approach, the allowance for loan and lease losses included in tier 2 capital and other.

Basel III Total capital ratio – Basel III Total capital divided by period-end risk-weighted assets (as applicable).

Charge-off – Process of removing a loan or portion of a loan from our balance sheet because it is considered uncollectible. We also record a charge-off when a loan is transferred from portfolio holdings to held for sale by reducing the loan carrying amount to the fair value of the loan, if fair value is less than carrying amount.

Common shareholders’ equity – Total shareholders' equity less the liquidation value of preferred stock.

Credit valuation adjustment – Represents an adjustment to the fair value of our derivatives for our own and counterparties’ non-performance risk.

Criticized commercial loans – Loans with potential or identified weaknesses based upon internal risk ratings that comply with the regulatory classification definitions of “special mention,” “substandard” or “doubtful.”

Current Expected Credit Loss (CECL) – Methodology for estimating the allowance for credit losses on in-scope financial assets held at amortized cost and unfunded lending related commitments which uses a combination of expected losses over a reasonable and supportable forecast period, a reversion period and long run average credit losses for their estimated contractual term.

Discretionary client assets under management – Assets over which we have sole or shared investment authority for our customers/clients. We do not include these assets on our Consolidated Balance Sheet.

Earning assets – Assets that generate income, which include: interest-earning deposits with banks; loans held for sale; loans; investment securities; and certain other assets.

Efficiency – Noninterest expense divided by total revenue.

Fair value – The price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fee income – Refers to the following categories within Noninterest income: Asset management and brokerage, Capital markets and advisory, Card and cash management, Lending and deposit services, and Residential and commercial mortgage.

GAAP – Accounting principles generally accepted in the United States of America.

Leverage ratio – Basel III tier 1 capital divided by average quarterly adjusted total assets.

Nondiscretionary client assets under administration – Assets we hold for our customers/clients in a nondiscretionary, custodial capacity. We do not include these assets on our Consolidated Balance Sheet.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 19

Nonperforming assets – Nonperforming assets include nonperforming loans, OREO, foreclosed and other assets. We do not accrue interest income on assets classified as nonperforming.

Nonperforming loans – Loans accounted for at amortized cost whose credit quality has deteriorated to the extent that full collection of contractual principal and interest is not probable. Interest income is not recognized on nonperforming loans. Nonperforming loans exclude certain government insured or guaranteed loans for which we expect to collect substantially all principal and interest, loans held for sale and loans accounted for under the fair value option.

Operating leverage – The period to period dollar or percentage change in total revenue less the dollar or percentage change in noninterest expense. A positive variance indicates that revenue growth exceeded expense growth (i.e., positive operating leverage) while a negative variance implies expense growth exceeded revenue growth (i.e., negative operating leverage).

Other real estate owned (OREO) and foreclosed assets – Assets taken in settlement of troubled loans primarily through deed-in-lieu of foreclosure or foreclosure. Foreclosed assets include real and personal property. Certain assets that have a government-guarantee which are classified as other receivables are excluded.

Purchased credit deteriorated assets (PCD) – Acquired loans or debt securities that, at acquisition, are determined to have experienced a more-than-insignificant deterioration in credit quality since origination or issuance.

Purchased seasoned loans (PSL) – Acquired loans that, at acquisition, have not experienced a more-than-insignificant credit deterioration since origination and are deemed "seasoned". A loan is seasoned if it was purchased more than 90 days after origination and PNC was not involved in the origination of the loan. All loans that are acquired without credit deterioration through a business combination are deemed "seasoned".

Risk-weighted assets – Computed by the assignment of specific risk-weights (as defined by the Board of Governors of the Federal Reserve System) to assets and off-balance sheet instruments.

Servicing rights – Intangible assets or liabilities created by an obligation to service assets for others. Typical servicing rights include the right to receive a fee for collecting and forwarding payments on loans and related taxes and insurance premiums held in escrow.

Supplementary leverage ratio – Basel III tier 1 capital divided by Supplementary leverage exposure.

Tailoring Rules – Rules adopted by the federal banking agencies to better tailor the application of their capital, liquidity, and enhanced prudential requirements for banking organizations to the asset size and risk profile (as measured by certain regulatory metrics) of the banking organization. Effective January 1, 2020, the agencies' capital and liquidity rules classify all BHCs with $100 billion or more in total assets into one of four categories (Category I, Category II, Category III, and Category IV).

Taxable-equivalent interest income – The interest income earned on certain assets that is completely or partially exempt from federal income tax. These tax-exempt instruments typically yield lower returns than taxable investments.

Unfunded lending related commitments – Standby letters of credit, financial guarantees, commitments to extend credit and similar unfunded obligations that are not unilaterally, unconditionally, cancelable at PNC’s option.